[BANK ONE CORPORATION News Release Letterhead]        Exhibit 99(a)




                         Media Contact:
                         Thomas A. Kelly       (312) 732-7007

                         Investor Contacts:
                         Jay S. Gould          (312) 732-5771
                         Holly E. Hobson       (312) 732-5782
                         Sandra M. Catanzaro   (312) 732-8013

FOR IMMEDIATE RELEASE


                  BANK ONE CORPORATION ANNOUNCES 17% INCREASE
               IN 1998 FOURTH QUARTER EARNINGS EXCLUDING CHARGES

CHICAGO, January 19, 1999 - BANK ONE CORPORATION (NYSE: ONE) today announced 1998 fourth quarter earnings of $1.041 billion, or $0.88 per diluted share, excluding one-time charges, up 17% from the 1997 fourth quarter. As previously announced, the 1998 fourth quarter was impacted by charges for the merger with First Chicago NBD Corporation and other one-time charges. These charges totaled $1.159 billion pre-tax, or $0.69 per diluted share. Reported net income for the 1998 fourth quarter was $226 million, or $0.19 per diluted share compared, with 1997's $890 million, or $0.75 per diluted share.

The 1998 full-year earnings were $3.869 billion, or $3.25 per diluted share, an 18% increase over 1997, excluding merger-related charges, branch sale gains, and other one-time items from both years. Reported net income for 1998 was $3.108 billion, or $2.61 per diluted share, compared with $2.960 billion, or $2.43 per diluted share, in 1997.

"The fundamental performance in our first quarter as a merged company demonstrates BANK ONE's earnings power," said John B. McCoy, President and Chief Executive Officer. "Operating earnings were driven by 11% revenue growth and sound credit quality. Our return on common equity exceeded our 20% target. This gives us an excellent earnings base going into 1999."

1998 Fourth Quarter Highlights - Operating Results

Highlights for the 1998 fourth quarter, compared with the prior year's quarter and excluding merger-related expenses and other charges, were:

     . A 17% increase in both earnings per share and net income supported by strong fundamental operating trends.


                                     (more)

     . A 20.5% return on average common equity and 1.70% return on average assets.

     . A 13% increase in managed net interest income with a managed net interest margin of 5.67%, up from 5.36% in the year-ago quarter and 5.63% in 1998's third quarter. Average managed loans grew 7%, with credit cards as the strongest contributor.

     . An 11% increase in managed fee-based revenue and 28% increase in market-driven revenue.

Merger-Related Expenses and Other Charges

The 1998 fourth quarter included the following charges:

                                                Pre-tax     Per share
                                                -------     ----------
                                                (millions)
     Restructuring and merger-related costs      $  984        $0.59
     Other charges                                  175         0.10
                                                 ------        -----
                                                 $1,159        $0.69

The restructuring charge included expenses for items such as severance and facilities and equipment write-offs while merger-related costs reflected the ongoing costs of integrating various business units. Other charges primarily reflected a valuation adjustment related to auto lease residual values ($102 million in other noninterest income) and Rapid Cash business restructuring costs ($65 million in operating expense).

                    PERFORMANCE REVIEW - OPERATING RESULTS

The following detailed discussion is on a managed basis and excludes one-time items in order to better describe underlying operating trends. Managed information has been adjusted to include credit card loans that have been securitized and removed from the balance sheet. The net earnings on securitized credit card loans are reclassified from noninterest income to net interest income and provision for loan losses as if the securitization had not occurred.

Net Interest Income and Margin

Managed net interest income on a tax equivalent basis was $3.682 billion in 1998's fourth quarter, 13% higher than 1997's fourth quarter, reflecting the higher managed net interest margin and loan growth. The managed net interest margin increased 31 basis points from 1997's fourth quarter to 5.67% in 1998's fourth quarter. An improved mix of earning assets and a lower cost of funds led to the wider net interest margin. Compared with the 1998 third quarter, managed net interest income rose 23% on an annualized basis, while the margin improved four basis points. These increases were principally related to the Chevy Chase credit card acquisition and overall margin improvements.

                                     (more)

Loan growth was particularly strong during the 1998 fourth quarter. Average commercial loans increased 9% from 1997's fourth quarter. Average consumer loans, excluding credit cards, were down slightly, reflecting the planned decrease in residential mortgages offset by growth of other types of consumer loans.

Average managed credit card loans were 15% higher in the 1998 fourth quarter than one year earlier and included the positive impact of the acquired Chevy Chase portfolio. On an end-of-period basis, balances in the VISA/MasterCard portion of the credit card portfolio, which represents 99% of credit card loans, were up 21%. As of December 31, 1998, managed credit card loans were $70.0 billion, up 7% from September 30, 1998.

First USA also added a record 2.9 million new accounts in the 1998 fourth quarter. Cardmembers at year-end totaled 56.6 million, down from 57.2 million at the end of the third quarter, the net change related to a joint venture established for the private label business. First USA's results demonstrate continued success with its growth strategy, which includes both portfolio acquisitions and new account generation.

Noninterest Income

Managed noninterest income was $1.543 billion in the fourth quarter, excluding asset valuation adjustments of $110 million. Market-driven revenue on an operating basis totaled $98 million, up from $71 million in the year-ago quarter and $55 million in the 1998 third quarter, reflecting improving capital markets conditions in December.

Fee-based revenue on a managed basis totaled $1.323 billion during the quarter, up 11% from a year earlier and included a 17% increase in credit card fee income, a 9% increase in service charges and commissions, and a 5% increase in fiduciary and investment management fees. Fees for other business lines were little changed from 1997's fourth quarter.

Noninterest Expense

Noninterest expense for the 1998 fourth quarter totaled $2.807 billion, excluding $1.049 billion in merger-related and other charges. This was 15% higher than the 1997 fourth quarter.

Outstanding growth in the credit card business continues to drive higher spending. The most significant expense increases were related to credit card marketing, expansion into international markets, and the addition of credit card operational capacity domestically which was part of the Chevy Chase acquisition, and overall growth of credit card accounts and transaction volumes.


                                     (more)

Provision for Credit Losses and Credit Quality

The managed provision for credit losses was $951 million in the 1998 fourth quarter, compared with $970 million for the year-ago quarter and $943 million in the third quarter of 1998.

The managed net charge-off ratio for credit cards was 4.79%, including charge-off policy conformance changes. The net charge-off ratios for all other loan categories changed only slightly and remained near historic lows.

Capital

Capital ratios remain strong, with common equity to assets of 7.8%. Tangible common equity to assets was 6.8%. Tier 1 and total risk-based capital ratios were 8.0% and 11.5%, respectively.


BANK ONE CORPORATION, headquartered in Chicago, is the nation's fifth largest bank holding company with assets of more than $260 billion. BANK ONE offers a full range of financial services to commercial and business customers and consumers. It is one of the nation's largest credit card lenders, the second-largest consumer and commercial finance company, the third-largest bank lender to small businesses, and the third-largest bank mutual fund company. BANK ONE operates more than 2,000 offices and a nationwide network of ATMs. It is a major commercial bank in the United States and in selected international markets.

Information about BANK ONE's financial results can be accessed on the Internet at www.bankone.com and www.investquest.com or through fax-on-demand at 614-844-3860. A telephone recording discussing the fourth quarter results is available by calling 800-625-5288 (domestic) or 303-804-1855 (international), conference ID #459222.


                                      ###

BANK ONE CORPORATION and Subsidiaries
FINANCIAL HIGHLIGHTS                                Three Months Ended December 31        Three Months
                                                   ---------------------------------         Ended
($ millions, except per share amounts)               1998         1997      % Change      Sep 30, 1998
-----------------------------------------------    ---------    ---------   --------      ------------
PER SHARE DATA
--------------
Earnings - Basic                                   $    0.19    $    0.76        (75)        $    0.90
         - Diluted                                 $    0.19    $    0.75        (75)        $    0.89
Dividends                                               0.38         0.35         10              0.38

INCOME STATEMENT DATA
---------------------
Net income                                         $     226    $     890        (75)        $   1,054
Net interest income (FTE)                              2,368        2,332          2             2,402
Provision for credit losses                              272          448        (39)              345
Noninterest income                                     2,068        1,866         11             1,999
Noninterest expense                                    3,856        2,448         58             2,539

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                           5.67%        5.36%                        5.63%
                    - reported                          4.40         4.55                         4.61
Return on assets                                        0.37         1.52                         1.77
Return on common equity                                  4.4         19.1                         20.7
Operating efficiency - managed                          57.1         51.9                         50.8
                     - reported                         65.8         58.3                         57.7

BALANCE SHEET DATA
------------------
Average: Loans - managed                           $ 207,471    $ 193,076          7           197,978
               - reported                            149,146      156,908         (5)          154,466
         Earning assets                              213,411      203,459          5           206,736
         Total assets                                243,515      232,561          5           236,573
         Deposits                                    150,247      149,344          1           148,393
         Common equity                                20,067       18,313         10            20,098

End of Period: Loans - managed                       216,391      196,993         10         $ 203,443
                     - reported                      155,398      159,579         (3)          154,057
               Total assets                          261,496      239,372          9           238,658
               Deposits                              161,542      153,726          5           148,924
               Common equity                          20,370       18,724          9            20,428
                                                         Year Ended December 31
                                                   ---------------------------------
                                                     1998         1997      % Change
                                                   ---------    ---------   --------
PER SHARE DATA
--------------
Earnings - Basic                                   $    2.65    $    2.48          7
         - Diluted                                 $    2.61    $    2.43          7
Dividends                                               1.52         1.38         10

INCOME STATEMENT DATA
---------------------
Net income                                         $   3,108    $   2,960          5
Net interest income (FTE)                              9,469        9,619         (2)
Provision for credit losses                            1,408        1,988        (29)
Noninterest income                                     8,071        6,694         21
Noninterest expense                                   11,545        9,740         19

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                           5.56%        5.61%
                    - reported                          4.52         4.75
Return on assets                                        1.30         1.29
Return on common equity                                 15.9         15.8
Operating efficiency - managed                          52.3         51.3
                     - reported                         59.8         57.6

BALANCE SHEET DATA
------------------
Average: Loans - managed                           $ 199,856    $ 187,918          6
               - reported                            154,952      155,926         (1)
         Earning assets                              209,514      202,334          4
         Total assets                                239,790      229,882          4
         Deposits                                    150,172      146,542          2
         Common equity                                19,508       18,460          6

BANK ONE CORPORATION and Subsidiaries
                                                                           Three Months Ended
                                                             -----------------------------------------------
Consolidated Statement of Income                             Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
($ millions, except per share amounts)                        1998      1998      1998      1998      1997
-------------------------------------------------------      -------   -------   -------   -------   -------
Interest income                                              $ 4,326   $ 4,412   $ 4,432   $ 4,354   $ 4,375
Interest expense                                               1,989     2,039     2,084     2,065     2,075
                                                             -----------------------------------------------
  Net interest income                                          2,337     2,373     2,348     2,289     2,300

Provision for credit losses                                      272       345       400       391       448
                                                             -----------------------------------------------
  Net interest income after provision for credit losses        2,065     2,028     1,948     1,898     1,852
                                                             -----------------------------------------------

Noninterest Income
Trading profits (losses)                                          (2)       18        65        60        (1)
Equity securities gains (losses)                                  61        (4)      121        72        52
Investment securities gains (losses)                              32        41        49        33        20
                                                             -----------------------------------------------
    Market-driven revenue                                         91        55       235       165        71

Credit card fees                                               1,078       867       630       701       778
Fiduciary and investment management fees                         199       207       203       198       190
Service charges and commissions                                  680       639       666       660       625
                                                             -----------------------------------------------
      Fee-based revenue                                        1,957     1,713     1,499     1,559     1,593
Other income                                                      20       231       354       192       202
                                                             -----------------------------------------------
      Total noninterest income                                 2,068     1,999     2,088     1,916     1,866

Noninterest Expense
Salaries and benefits                                          1,167     1,080     1,123     1,107     1,096
Net occupancy and equipment expense                              217       217       209       202       189
Depreciation and amortization                                    180       167       167       166       181
Outside services and processing                                  410       318       348       273       334
Marketing and development                                        340       264       221       199       170
Communication and transportation                                 214       192       190       185       196
Other expense                                                    393       301       334       299       282
                                                             -----------------------------------------------
      Operating expenses                                       2,921     2,539     2,592     2,431     2,448
Merger-related and restructuring costs                           935         -       127         -         -
                                                             -----------------------------------------------
      Total noninterest expense                                3,856     2,539     2,719     2,431     2,448
                                                             -----------------------------------------------

Income before income taxes                                       277     1,488     1,317     1,383     1,270
Provision for Income Taxes                                        51       434       422       450       380
                                                             -----------------------------------------------
Net income                                                   $   226   $ 1,054   $   895   $   933   $   890
                                                             ===============================================
Net income attributable to common stockholders' equity       $   223   $ 1,051   $   891   $   929   $   883
                                                             ===============================================

Earnings per common share
  --Basic                                                    $  0.19   $  0.90   $  0.76   $  0.80   $  0.76
  --Diluted                                                     0.19      0.89      0.75      0.78      0.75
Average common shares outstanding (millions)
  --Basic                                                      1,175     1,172     1,169     1,165     1,169
  --Diluted                                                    1,188     1,188     1,189     1,191     1,196

BANK ONE CORPORATION and Subsidiaries
                                                                 Year Ended
                                                            --------------------
Consolidated Statement of Income                             Dec 31      Dec 31
($ millions, except per share amounts)                        1998        1997
-------------------------------------------------------     --------    --------
Interest income                                             $ 17,524    $ 17,545
Interest expense                                               8,177       8,084
                                                            --------------------
  Net interest income                                          9,347       9,461

Provision for credit losses                                    1,408       1,988
                                                            --------------------
  Net interest income after provision for credit losses        7,939       7,473
                                                            --------------------

Noninterest Income
Trading profits (losses)                                         141         117
Equity securities gains (losses)                                 250         334
Investment securities gains (losses)                             155         101
                                                            --------------------
    Market-driven revenue                                        546         552

Credit card fees                                               3,276       2,508
Fiduciary and investment management fees                         807         746
Service charges and commissions                                2,645       2,391
                                                            --------------------
      Fee-based revenue                                        6,728       5,645
Other income                                                     797         497
                                                            --------------------
      Total noninterest income                                 8,071       6,694

Noninterest Expense
Salaries and benefits                                          4,477       4,224
Net occupancy and equipment expense                              845         739
Depreciation and amortization                                    680         693
Outside services and processing                                1,349       1,145
Marketing and development                                      1,024         837
Communication and transportation                                 781         711
Other expense                                                  1,327       1,054
                                                            --------------------
      Operating expenses                                      10,483       9,403
Merger-related and restructuring costs                         1,062         337
                                                            --------------------
      Total noninterest expense                               11,545       9,740
                                                            --------------------

Income before income taxes                                     4,465       4,427
Provision for income taxes                                     1,357       1,467
                                                            --------------------
Net income                                                  $  3,108    $  2,960
                                                            ====================
Net income attributable to common stockholders' equity      $  3,094    $  2,921
                                                            ====================

Earnings per common share
  --Basic                                                   $   2.65    $   2.48
  --Diluted                                                     2.61        2.43
Average common shares outstanding (millions)
  --Basic                                                      1,170       1,176
  --Diluted                                                    1,189       1,213

BANK ONE CORPORATION and Subsidiaries

Consolidated Balance Sheet                                     Dec 31        Sep 30        Jun 30        Mar 31        Dec 31
($ millions)                                                    1998          1998          1998          1998          1997
---------------------------------------------------------     --------      --------      --------      --------      --------
Assets
Cash and due from banks                                       $ 19,878      $ 14,109      $ 16,217      $ 15,142      $ 15,380
Interest bearing due from banks                                  4,642         4,621         5,590         5,167         6,910
Federal funds sold and securities under resale agreements        9,862        10,066         9,040         9,121         9,168
Trading assets                                                   5,345         5,770         5,342         5,250         5,246
Derivative product assets                                        6,954         4,600         4,342         4,373         4,623
Investment securities (1)                                       44,852        32,658        31,863        31,388        26,039
Loans
  Commercial                                                    88,438        81,895        83,279        81,152        79,306
  Consumer                                                      57,926        56,379        58,737        58,173        57,608
  Credit Card                                                    9,034        15,783        18,007        19,062        22,665
                                                              ----------------------------------------------------------------
      Total loans                                              155,398       154,057       160,023       158,387       159,579
Allowance for credit losses                                     (2,271)       (2,751)       (2,752)       (2,794)       (2,817)
                                                              ----------------------------------------------------------------
  Loans, net                                                   153,127       151,306       157,271       155,593       156,762
Other assets:
  Bank premises and equipment, net                               3,340         3,431         3,433         3,454         3,426
  Customer acceptance liability                                    333           434           405           595           741
  Other                                                         13,163        11,663        10,675        10,477        11,077
                                                              ----------------------------------------------------------------
    Total other assets                                          16,836        15,528        14,513        14,526        15,244
                                                              ----------------------------------------------------------------
    Total assets                                              $261,496      $238,658      $244,178      $240,560      $239,372
                                                              ================================================================
Liabilities
Deposits:
  Demand                                                      $ 39,854      $ 34,757      $ 38,551      $ 36,706      $ 35,954
  Savings                                                       62,645        58,813        59,542        60,561        58,946
  Time                                                          36,302        36,694        37,887        39,716        40,144
  Foreign offices                                               22,741        18,660        18,527        16,834        18,682
                                                              ----------------------------------------------------------------
    Total deposits                                             161,542       148,924       154,507       153,817       153,726
Federal funds purchased and repurchase agreements               23,164        20,619        19,088        19,818        20,346
Other short-term borrowings                                     16,937        13,223        15,768        14,079        12,806
Long-term borrowings                                            21,295        21,138        21,245        21,286        20,543
Guaranteed preferred beneficial interest in the
    Corporation's junior subordinated debt                       1,003         1,003         1,003         1,003         1,003
Acceptances outstanding                                            333           434           405           595           741
Derivative product liabilities                                   7,147         4,749         4,327         4,143         4,629
Other liabilities                                                9,515         7,950         8,070         6,584         6,528
                                                              ----------------------------------------------------------------
  Total liabilities                                            240,936       218,040       224,413       221,325       220,322
                                                              ----------------------------------------------------------------
Stockholders' Equity
Preferred stock                                                    190           190           190           290           326
Common stock                                                        12            12            12            12            12
Surplus                                                         11,042        12,488        12,549        12,583        12,584
Retained earnings                                                9,255         9,750         9,094         8,602         8,063
Deferred compensation                                              (94)         (157)         (182)         (162)         (137)
Accumulated other adjustments to stockholders' equity              239           244           177           208           209
Treasury stock                                                     (84)       (1,909)       (2,075)       (2,298)       (2,007)
                                                              ----------------------------------------------------------------
  Total stockholders' equity                                    20,560        20,618        19,765        19,235        19,050
                                                              ----------------------------------------------------------------
  Total liabilities and stockholders' equity                  $261,496      $238,658      $244,178      $240,560      $239,372
                                                              ================================================================
Common Shares - period end (millions)
Common shares issued                                             1,179         1,223         1,222         1,221         1,219
Treasury shares                                                      2            47            52            56            51
                                                              ----------------------------------------------------------------
Common shares outstanding                                        1,177         1,176         1,170         1,165         1,168

(1) Includes the Corporation's undivided interest in securitized credit card receivables. As part of conforming accounting practices, First Chicago NBD's undivided interest in such receivables was reclassified from Loans to Investment Securities on 10/1/98.

BANK ONE CORPORATION and Subsidiaries

                                                       Fourth Quarter 1998              Third Quarter 1998
                                                  -----------------------------    -----------------------------
Average Balance Sheet, Yields, & Rates            Average     Income     Yield/    Average     Income     Yield/
($ millions)                                      Balance     Expense     Rate     Balance     Expense     Rate
--------------------------------------            --------    -------    ------    --------    -------    ------
Short-term investments                            $ 15,871     $  177      4.42%   $ 12,936     $  178      5.46%
Trading assets (1)                                   5,961         85      5.66       6,470         99      6.07
 Investment securities: (1)
   U.S. government and federal agency               14,739        243      6.54      16,069        267      6.59
   States and political subdivisions                 2,086         43      8.18       2,168         41      7.50
   Other (2)                                        25,608        568      8.80      14,627        250      6.78
                                                  -------------------              -------------------
  Total investment securities                       42,433        854      7.98      32,864        558      6.74
Loans:  (1) (3)
   Commercial                                       85,018      1,633      7.62      81,255      1,591      7.77
   Consumer                                         56,263      1,284      9.05      57,633      1,362      9.38
   Credit card                                       7,865        324     16.34      15,578        653     16.63
                                                  -------------------              -------------------
   Total loans, net                                149,146      3,241      8.62     154,466      3,606      9.26

Total earning assets                               213,411      4,357      8.10     206,736      4,441      8.52

Allowance for credit losses                         (2,700)                          (2,714)
Other assets                                        32,804                           32,551
                                                  --------                         --------
  Total assets                                    $243,515                         $236,573
                                                  ========                         ========

Deposits -- interest bearing:
  Savings                                         $ 19,260     $  105      2.16%   $ 20,523     $  117      2.26%
  Money market                                      41,064        362      3.50      38,857        370      3.78
  Time                                              36,790        496      5.35      37,285        497      5.29
  Foreign offices                                   19,853        238      4.76      18,384        246      5.31
                                                  -------------------              -------------------
   Total deposits -- interest bearing              116,967      1,201      4.07     115,049      1,230      4.24
Federal funds purchased and securities
  under repurchase agreements                       23,171        260      4.45      20,792        278      5.30
Other short-term borrowings                         13,847        181      5.19      13,652        181      5.26
Long-term debt                                      22,208        347      6.20      21,771        350      6.38
                                                  -------------------              -------------------
   Total interest-bearing liabilities              176,193      1,989      4.48     171,264      2,039      4.72
Demand deposits                                     33,280                           33,344
Other liabilities                                   13,784                           11,676
Preferred stock                                        191                              191
Common stockholders' equity                         20,067                           20,098
                                                  --------                         --------
   Total liabilities and equity                   $243,515                         $236,573
                                                  ========                         ========

Interest income/earning assets                                 $4,357      8.10%                $4,441      8.52%
Interest expense/earning assets                                 1,989      3.70                  2,039      3.91
                                                               ----------------                 ----------------
Net interest margin                                            $2,368      4.40%                $2,402      4.61%
                                                               ================                 ================

                                                       Fourth Quarter 1997
                                                  -----------------------------
Average Balance Sheet, Yields, & Rates            Average     Income     Yield/
($ millions)                                      Balance     Expense     Rate
--------------------------------------            --------    -------    ------
Short-term investments                            $ 15,613     $  220      5.59%
Trading assets (1)                                   5,828         91      6.19
 Investment securities: (1)
   U.S. government and federal agency               17,233        304      7.00
   States and political subdivisions                 2,477         50      8.01
   Other (2)                                         5,400         42      3.09
                                                  -------------------
  Total investment securities                       25,110        396      6.26
Loans:  (1) (3)
   Commercial                                       77,995      1,560      7.94
   Consumer                                         57,589      1,358      9.36
   Credit card                                      21,324        782     14.55
                                                  -------------------
   Total loans, net                                156,908      3,700      9.36

Total earning assets                               203,459      4,407      8.59

Allowance for credit losses                         (2,797)
Other assets                                        31,899
                                                  --------
  Total assets                                    $232,561
                                                  ========

Deposits -- interest bearing:
  Savings                                         $ 21,329     $  126      2.34%
  Money market                                      36,550        352      3.82
  Time                                              40,865        569      5.52
  Foreign offices                                   17,957        238      5.26
                                                  -------------------
   Total deposits -- interest bearing              116,701      1,285      4.37
Federal funds purchased and securities
  under repurchase agreements                       18,512        247      5.29
Other short-term borrowings                         13,464        196      5.78
Long-term debt                                      21,750        347      6.33
                                                  -------------------
   Total interest-bearing liabilities              170,427      2,075      4.83
Demand deposits                                     32,643
Other liabilities                                   10,793
Preferred stock                                        385
Common stockholders' equity                         18,313
                                                  --------
   Total liabilities and equity                   $232,561
                                                  ========

Interest income/earning assets                                 $4,407      8.59%
Interest expense/earning assets                                 2,075      4.04
                                                               ----------------
Net interest margin                                            $2,332      4.55%
                                                               ================

(1) Includes tax-equivalent adjustments based on a 35% federal income tax rate
(2) As part of conforming accounting practices, First Chicago NBD's undivided interest in securitized credit card receivables was reclassified from loans to investment securities on 10/1/98. Such amounts averaged $8.211 billion for the fourth quarter of 1998.
(3) Nonperforming loans are included in balances used to determine the average rate

BANK ONE CORPORATION and Subsidiaries
                                                              Year Ended December 31, 1998      Year Ended December 31, 1997
                                                              ----------------------------      ----------------------------
Average Balance Sheet, Yields, & Rates                        Average     Income    Yield/      Average     Income    Yield/
($ millions)                                                  Balance     Expense    Rate       Balance     Expense    Rate
-----------------------------------------------               --------    -------   ------      --------    -------   ------
Short-term investments                                        $ 14,632    $   754     5.15%     $ 14,412    $   801     5.56%
Trading assets (1)                                               6,203        366     5.90         5,616        331     5.89
Investment securities: (1)
   U.S. government and federal agency                           16,683      1,102     6.61        18,851      1,273     6.75
   States and political subdivisions                             2,211        176     7.96         2,648        220     8.31
   Other (2)                                                    14,833      1,101     7.42         4,881        246     5.04
                                                              -------------------               -------------------
  Total investment securities                                   33,727      2,379     7.05        26,380      1,739     6.59
Loans: (1)(3)
   Commercial                                                   82,118      6,382     7.77        76,636      6,108     7.97
   Consumer                                                     57,206      5,360     9.37        56,410      5,324     9.44
   Credit card                                                  15,628      2,405    15.39        22,880      3,400    14.86
                                                              -------------------               -------------------
   Total loans, net                                            154,952     14,147     9.13       155,926     14,832     9.51

Total earning assets                                           209,514     17,646     8.42       202,334     17,703     8.75

Allowance for credit losses                                     (2,731)                           (2,751)
Other assets                                                    33,007                            30,299
                                                              --------                          --------
  Total assets                                                $239,790                          $229,882
                                                              ========                          ========

Deposits -- interest bearing:
  Savings                                                     $ 20,710    $   470     2.27%     $ 22,408    $   519     2.32%
  Money market                                                  39,115      1,458     3.73        34,565      1,302     3.77
  Time                                                          38,211      2,066     5.41        41,894      2,315     5.53
  Foreign offices                                               18,489        949     5.13        16,476        855     5.19
                                                              -------------------               -------------------
   Total deposits -- interest bearing                          116,525      4,943     4.24       115,343      4,991     4.33
Federal funds purchased and securities
  under repurchase agreements                                   21,685      1,090     5.03        20,430      1,073     5.25
Other short-term borrowings                                     13,790        737     5.34        14,129        786     5.56
Long-term debt                                                  22,089      1,407     6.37        18,945      1,234     6.51
                                                              -------------------               -------------------
   Total interest-bearing liabilities                          174,089      8,177     4.70       168,847      8,084     4.79
Demand deposits                                                 33,647                            31,199
Other liabilities                                               12,323                            10,889
Preferred stock                                                    223                               487
Common stockholders' equity                                     19,508                            18,460
                                                              --------                          --------
   Total liabilities and equity                               $239,790                          $229,882
                                                              ========                          ========

Interest income/earning assets                                            $17,646     8.42%                 $17,703     8.75%
Interest expense/earning assets                                             8,177     3.90                    8,084     4.00
                                                                          ----------------                  ----------------
Net interest margin                                                       $ 9,469     4.52%                 $ 9,619     4.75%
                                                                          ================                  ================

(1)  Includes tax-equivalent adjustments based on a 35% federal income tax rate.
(2) As part of conforming accounting practices, First Chicago NBD's undivided interest in securitized credit card receivables was reclassified from loans to investment securities on 10/1/98. Such amounts averaged $2.070 billion for 1998.
(3) Nonperforming loans are included in balances used to determine the average rate.

BANK ONE CORPORATION and Subsidiaries
                                                                                     Three Months Ended
                                                              ----------------------------------------------------------------
Credit Quality                                                 Dec 31        Sep 30        Jun 30        Mar 31        Dec 31
($ millions)                                                    1998          1998          1998          1998          1997
---------------------------------------------------------     --------      --------      --------      --------      --------
Provision for credit losses                                   $    272      $    345      $    400      $    391      $    448

Gross charge-offs                                             $    377      $    443      $    560      $    565      $    600
Recoveries                                                          80            98           118           151           133
                                                              ----------------------------------------------------------------
  Net charge-offs                                             $    297      $    345      $    442      $    414      $    467

Net charge-offs:
  Commercial                                                  $     80      $     43      $     80      $     19      $     33
  Consumer                                                         104            98            95           116           107
  Credit card                                                      113           204           267           279           327
                                                              ----------------------------------------------------------------
    Total net charge-offs                                     $    297      $    345      $    442      $    414      $    467
    Total net charge-offs -- managed                          $    976      $    943      $  1,065      $  1,020      $    989

Net charge-off ratios:
  Commercial                                                      0.38%         0.21%         0.39%         0.10%         0.17%
  Consumer                                                        0.74          0.68          0.66          0.80          0.74
  Credit card                                                     5.75          5.24          5.75          5.41          6.13
    Total net charge-off ratio                                    0.80          0.89          1.12          1.05          1.19
    Total net charge-off ratio -- managed                         1.88          1.91          2.15          2.08          2.05

Allowance for credit losses - period end                      $  2,271      $  2,751      $  2,752      $  2,794      $  2,817

Nonperforming assets - period end:
  Nonperforming loans                                         $    729      $    718      $    640      $    725      $    609
  Other real estate owned                                           90            87            70            63            61
                                                              ----------------------------------------------------------------
    Total nonperforming assets                                $    819      $    805      $    710      $    788      $    670

Allowance to ending loans                                         1.46%         1.79%         1.72%         1.76%         1.77%
Allowance to nonperforming loans                                   312           383           430           385           463
Nonperforming assets ratio                                        0.53          0.52          0.44          0.50          0.42

Capital
($ millions, except per share amounts)
---------------------------------------------------------
Common equity/assets ratio                                         7.8%          8.6%          8.0%          7.9%          7.8%
Tier 1 capital ratio                                               8.0           8.6           8.3           8.3           8.2
Total risk adjusted capital ratio                                 11.5          12.4          12.3          12.5          12.3
Regulatory leverage ratio                                          8.1           8.5           8.0           7.9           7.8
Tangible common equity to net assets                               6.8           7.7           7.4           7.2           7.2

Book value of common equity per share                         $  17.31      $  17.37      $  16.72      $  16.26      $  16.03

Intangibles--period end
  Goodwill                                                    $  1,075      $  1,094      $  1,117      $  1,095      $  1,120
  Other intangibles                                              1,622         1,125           631           700           582
                                                              ----------------------------------------------------------------
  Total intangibles                                           $  2,697      $  2,219      $  1,748      $  1,795      $  1,702

BANK ONE CORPORATION and Subsidiaries

Managed Income Statement Statistics(1)                         Dec 31        Sep 30        Jun 30        Mar 31        Dec 31
($ millions)                                                    1998          1998          1998          1998          1997
---------------------------------------------------------     --------      --------      --------      --------      --------
Reported:
---------------------------------------------------------

Net interest income - FTE                                     $  2,368      $  2,402      $  2,379      $  2,320      $  2,332
Provision for credit losses                                        272           345           400           391           448
Noninterest income                                               2,068         1,999         2,088         1,916         1,866
Noninterest expense                                              3,856         2,539         2,719         2,431         2,448
Net income                                                         226         1,054           895           933           890

Securitized:
---------------------------------------------------------

Net interest income - FTE                                     $  1,314      $  1,083      $    962      $  1,000      $    925
Provision for credit losses                                        679           598           623           606           522
Noninterest income                                                (635)         (484)         (339)         (394)         (402)
Noninterest expense                                                  -             1             -             -             1
Net income                                                           -             -             -             -             -

Managed:
---------------------------------------------------------

Net interest income - FTE                                     $  3,682      $  3,485      $  3,341      $  3,320      $  3,257
Provision for credit losses                                        951           943         1,023           997           970
Noninterest income                                               1,433         1,515         1,749         1,522         1,464
Noninterest expense                                              3,856         2,540         2,719         2,431         2,449
Net income                                                         226         1,054           895           933           890

Managed balance sheet and net interest margin:
---------------------------------------------------------

Total average loans                                           $207,471      $197,978      $197,867      $196,002      $193,076
Total average earning assets                                   257,413       245,422       247,152       244,387       240,927
Net interest margin                                               5.67%         5.63%         5.42%         5.51%         5.36%

(1)  Managed data only adjusted for credit card securitization activity

BANK ONE CORPORATION and Subsidiaries

Managed Credit Card Detail                                     Dec 31        Sep 30        Jun 30        Mar 31        Dec 31
($ millions)                                                    1998          1998          1998          1998          1997
---------------------------------------------------------     --------      --------      --------      --------      --------
  Period end loans                          - managed         $ 70,027      $ 65,169      $ 58,710      $ 57,742      $ 60,079
                                            - securitized      (60,993)      (49,386)      (40,703)      (38,680)      (37,414)
                                            - reported           9,034        15,783        18,007        19,062        22,665


  Average loans                             - managed         $ 66,190      $ 59,090      $ 58,233      $ 58,544      $ 57,492
                                            - securitized      (58,325)      (43,512)      (39,660)      (37,911)      (36,168)
                                            - reported           7,865        15,578        18,573        20,633        21,324


  Net charge-offs  - amount                 - managed         $    792      $    802      $    890      $    885      $    849
                                            - securitized         (679)         (598)         (623)         (606)         (522)
                                            - reported             113           204           267           279           327


  Net charge-offs - rate                    - managed             4.79%         5.43%         6.11%         6.05%         5.91%
                                            - securitized         4.66          5.50          6.28          6.39          5.77
                                            - reported            5.75          5.24          5.75          5.41          6.13


  Delinquency rate - 30+ days               - managed             4.47%         4.50%         4.34%         4.82%         4.90%
                                            - securitized         4.64          4.49          4.34          4.91          5.07
                                            - reported            3.34          4.54          4.34          4.65          4.61


  Delinquency rate - 90+ days               - managed             1.98%         1.90%         1.97%         2.19%         2.11%
                                            - securitized         2.06          1.94          2.02          2.24          2.22
                                            - reported            1.41          1.79          1.85          2.09          1.94


  Credit card charge volume                 - managed         $ 29,237      $ 25,106      $ 24,091      $ 22,701      $ 25,166
  New accounts opened (thousands)           - managed            2,919         2,538         2,271         2,330         2,840
  Cardmembers (thousands)                   - managed           56,568        57,204        52,805        51,155        51,890